Exhibit 10.2
Dated 10 December 2009

LBG CAPITAL NO. 1 plc
and
LBG CAPITAL NO. 2 plc
as Issuers
LLOYDS BANKING GROUP plc
and
LLOYDS TSB BANK plc
as Guarantors
and
BNY CORPORATE TRUSTEE SERVICES LIMITED
as Trustee

SUPPLEMENTAL TRUST DEED

supplementing the provisions of the Trust Deed
dated 1 December 2009 (constituting the
Dated ECNs issued by LBG Capital No. 1 plc unconditionally and irrevocably guaranteed by
Lloyds Banking Group plc
Dated ECNs issued by LBG Capital No. 2 plc unconditionally and irrevocably guaranteed by
Lloyds TSB Bank plc
Dated ECNs issued by LBG Capital No. 2 plc unconditionally and irrevocably guaranteed by
Lloyds Banking Group plc and Lloyds TSB Bank plc)

Ref: KJT/APG/MPT

Linklaters LLP

This Supplemental Trust Deed is made on 10 December 2009 between:

(1)	LBG CAPITAL NO. 1 plc (“LBG Capital No. 1”) and LBG CAPITAL NO. 2 plc (“LBG Capital No. 2”) (each an “Issuer” and together, the “Issuers”);

(2)	LLOYDS BANKING GROUP plc (“LBG”) and LLOYDS TSB BANK plc (“LTSB”) (each, when specified as a guarantor in the relevant Pricing Schedule, a “Guarantor” and together, the “Guarantors”); and

(3)	BNY CORPORATE TRUSTEE SERVICES LIMITED (the “Trustee”, which expression, where the context so admits, includes any other trustee for the time being of this Supplemental Trust Deed).

Whereas:

(A)
This Supplemental Trust Deed is supplemental to the Trust Deed dated 1 December 2009 (the “Principal Trust Deed”) made between the Issuers, the Guarantors and the Trustee and constituting the dated enhanced capital notes, the Pricing Schedules for which are set out in Schedule 5 thereto (the “Original ECNs”).

(B)
By virtue of Clause 21 of the Principal Trust Deed, each Issuer is able to create and issue further securities to be constituted by a trust deed supplemental to the Principal Trust Deed. LBG Capital No. 1 has resolved to issue further enhanced capital notes, the Pricing Schedule for which is set out in the Schedule hereto (the “New ECNs” and, together with the Original ECNs, the “ECNs”).

(C)
The terms and conditions of the Original ECNs (the “Conditions”) are to apply to the New ECNs and the New ECNs are to be constituted by the Principal Trust Deed and the Principal Trust Deed is to be amended to reflect the issue of such New ECNs.

(D)	The Issuers and the Guarantors have requested the Trustee to concur in making the modifications to the Principal Trust Deed referred to in Recital (C) above.

(E)	The Trustee concurs with the Issuers and the Guarantors in amending and supplementing the Principal Trust Deed in the manner hereinafter appearing.

Now this Supplemental Trust Deed witnesses and it is hereby declared as follows:

1	Definitions and Interpretations

1.1
Subject as hereinafter provided and unless there is anything in the subject or context inconsistent therewith, all words and expressions defined in the Principal Trust Deed shall have the same meanings in this Supplemental Trust Deed.

1.2	In this Supplemental Trust Deed, clause headings are inserted for convenience and ease of reference only and shall not affect the interpretation of this Supplemental Trust Deed.

2	Amendments to the Principal Trust Deed

2.1	The following amendments to the Principal Trust Deed (including the Schedules thereto) will be effective from and including the date of this Supplemental Trust Deed:

2.1.1	The definition of Pricing Schedule in Clause 1.1 thereof shall be deemed to be deleted and replaced with:

““Pricing Schedule” means (i) in relation to each Series of ECNs with an Issue Date of 1 December 2009, the Pricing Schedule specifying the relevant issue details of such Series of ECNs, as provided in Schedule 5 and (ii) in relation to ECNs with an Issue Date after 1 December 2009, the Pricing Schedule specifying the relevant issue details of such Series, as provided in Schedule 6.”

2.1.2	The Schedule to this Supplemental Trust Deed be inserted as a new Schedule 6 to the Principal Trust Deed.

2.2
In all other respects the provisions of the Principal Trust Deed are hereby continued and nothing in this Supplemental Trust Deed shall affect the rights or obligations of any party hereto (or those of the holders of the Original ECNs) under and pursuant to the Principal Trust Deed prior to the date hereof, all of which shall remain in full force and effect and the New ECNs shall be constituted by the Principal Trust Deed as referred to in Clause 2.1 of the Principal Trust Deed.

3	Contracts (Rights of Third Parties) Act 1999

A person who is not a party to this Supplemental Trust Deed has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Supplemental Trust Deed.

4	General

4.1	A memorandum of this Supplemental Trust Deed shall be endorsed by the Trustee on the original of the Principal Trust Deed and by the Issuers on its duplicate thereof.

4.2
This Supplemental Trust Deed may be executed in counterparts, each of which, taken together, shall constitute one and the same Supplemental Trust Deed and any party may enter into this Supplemental Trust Deed by executing a counterpart.

5	Governing Law

5.1	Governing Law: This Supplemental Trust Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law.

5.2
Jurisdiction: The courts of England are to have jurisdiction to settle any disputes that may arise out of or in connection with this Supplemental Trust Deed, the ECNs, the Coupons or the Talons or the Guarantee and accordingly any legal action or proceedings arising out of or in connection with this Supplemental Trust Deed, the ECNs, the Coupons or the Talons or the Guarantee (“Proceedings”) may be brought in such courts. The Issuers and the Guarantors irrevocably submit to the jurisdiction of the courts of England and waive any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of each of the Trustee, the ECN Securityholders and the Couponholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

5.3
Service of Process: LBG irrevocably appoints the London office of LBG at 25 Gresham Street, London EC2V 7HN to receive, for it and on its behalf, service of process in any Proceedings in England. Such service shall be deemed completed on delivery to such process agent (whether or not it is forwarded to and received by LBG). If for any reason such process agent ceases to be able to act as such or no longer has an address in

England, LBG irrevocably agrees to appoint a substitute process agent acceptable to the Trustee and shall immediately notify the Trustee of such appointment. Nothing shall affect the right to serve process in any other manner permitted by law.

In witness whereof this Supplemental Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

LBG CAPITAL NO. 1 plc
as Issuer

By its duly authorised attorney:

in the presence of:
Witness name:

Signature:

Occupation:

Address:

LBG CAPITAL NO. 2 plc
as Issuer

By its duly authorised attorney:

in the presence of:
Witness name:

Signature:

Occupation:

Address:

LLOYDS BANKING GROUP plc
as Guarantor

By its duly authorised attorney:

in the presence of:
Witness name:

Signature:

Occupation:

Address:

LLOYDS TSB BANK plc
as Guarantor

By its duly authorised attorney:

in the presence of:
Witness name:

Signature:

Occupation:

Address:

Executed as a Deed by BNY CORPORATE TRUSTEE SERVICES LIMITED acting by two of its lawful attorneys: Attorney: Attorney: in the presence of: Witness name: Signature: Address:

SCHEDULE

PRICING SCHEDULE

relating to
LBG Capital No.1 plc
USD 985,636,000 7.875 per cent ECNs due 2020
guaranteed on a subordinated basis by
Lloyds Banking Group plc

The ECNs will be constituted by a Trust Deed dated 1 December 2009, as supplemented by a Supplemental Trust Deed dated 10 December 2009 (together, the “Trust Deed”), between, among others, the Issuer, Lloyds TSB Bank plc, Lloyds Banking Group plc and BNY Corporate Trustee Services Limited. The terms and conditions of the ECNs are as set out in Schedule 4 to the Trust Deed as supplemented by this Pricing Schedule.

In relation to the ECNs, this Pricing Schedule is the Pricing Schedule referred to in Schedule 6 to the Trust Deed.

1	Issuer:	LBG Capital No.1 plc
2	Guarantor:	Lloyds Banking Group plc
3	(i) Series Number:	002
	(ii) Tranche Number:	1
4	Specified Currency or Currencies:	U.S. Dollars (“USD”)
5	Aggregate Nominal Amount:
	(i) Series:	USD 985,636,000
	(ii) Tranche:	USD 985,636,000
6	(i) Specified Denomination:	USD 100,000 and integral multiples of USD 1,000
	(ii) Calculation Amount:	USD 1,000
7	(i) Issue Date:	10 December 2009
	(ii) Interest Commencement Date:	Issue Date
8	Maturity Date:	1 November 2020
9	Interest Basis:	7.875 per cent Fixed Rate
10	Redemption/Payment Basis:	At Maturity Date: 100 per cent of principal amount
11	Change of Interest or Payment Basis:	Not Applicable
Provisions Relating to Interest Payable
12	Fixed Rate Note Provisions:	Applicable
	(i) Fixed Rate of Interest:	7.875 per cent per annum payable semi-annually in arrear
	(ii) Interest Payment Date(s):	1 May and 1 November in each year

commencing on 1 May 2010
	(iii) Fixed Coupon Amount(s):	USD 39.38 per Calculation Amount
	(iv) Broken Amount(s):	USD 30.84 per Calculation Amount for the Interest Payment Date falling in May 2010
	(v) Day Count Fraction:	30/360
	(vi) Determination Dates:	Not Applicable
	(vii) Other terms relating to the method of calculating interest for Fixed Rate Securities:	Not Applicable
13	Floating Rate Note Provisions:	Not Applicable
14	Fixed/Floating Rate ECNs:	Not Applicable
Provisions Relating to Conversion
15	Conversion Price: (subject to adjustment as provided in the Deed Poll)	GBP 0.592093
Provisions Relating to Redemption
16	Redemption due to Taxation
	Redemption Price:	Par
17	Redemption for Regulatory Purposes
	Redemption Price:	Par
General Provisions Applicable To The Notes
18	Form of Notes:	Registered Notes

The ECNs which are sold in the United States to certain qualified institutional buyers within the meaning of Rule 144A under the Securities Act in a private transaction in reliance on an exemption from the registration requirements of the Securities Act will be represented by a Restricted Global Certificate in registered form and will be registered in the name of a nominee for, and deposited with a common depository on behalf of, Euroclear and Clearstream, Luxembourg.

The ECNs which are sold to persons that are not U.S. persons in an “offshore transaction” within the meaning of Regulation S under the Securities Act will be represented by an Unrestricted Global Certificate in registered form and will be registered in the name of a nominee for, and deposited with a common depository on behalf of, Euroclear and

Clearstream, Luxembourg. Both the Restricted and the Unrestricted Global Certificates are Permanent Global Notes which are exchangeable for Definitive Notes only in the limited circumstances specified in the agency agreement governing the ECNs.

19	Financial Centre(s) or other special provisions relating to payment dates:	New York
20	Talons for future Coupons to be attached to Definitive Notes (and dates on which such Talons mature):	No
21	ISIN:	Reg S: XS0459093521 QIB only: XS0459093794
22	Common Code:	Reg S: 045909352 QIB only: 045909379